UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2019

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota 55102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value 2.625% Euro Notes due 2025 1.000% Euro Notes due 2024	ECL ECL 25 ECL 24	New York Stock Exchange, Inc. New York Stock Exchange, Inc. New York Stock Exchange, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ecolab’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 2, 2019.  A copy of the News Release issued by Ecolab in connection with this report under Item 5.07 is attached as Exhibit (99.1).

At the close of business on March 5, 2019, the record date of the Annual Meeting, Ecolab had 288,366,583 shares of common stock issued and outstanding.  At the Annual Meeting, 90.46% of the issued and outstanding shares of Ecolab’s common stock were represented in person or by proxy which constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The first proposal voted upon was the election of 13 Directors for a one-year term ending at the annual meeting in 2020. The 13 persons nominated by Ecolab’s board of directors received the following votes and were elected:

	For	Against	Abstain	Broker Non-Votes
Douglas M. Baker, Jr.	226,674,827	10,164,624	1,947,420	22,079,955
Shari L. Ballard	238,281,909	263,023	241,939	22,079,955
Barbara J. Beck	233,488,879	5,056,136	241,856	22,079,955
Leslie S. Biller	231,835,839	6,677,041	273,991	22,079,955
Jeffrey M. Ettinger	234,347,497	3,578,467	860,907	22,079,955
Arthur J. Higgins	163,300,431	75,217,276	269,164	22,079,955
Michael Larson	235,007,913	3,520,942	258,016	22,079,955
David W. MacLennan	235,891,902	2,643,868	251,101	22,079,955
Tracy B. McKibben	237,253,996	1,253,616	279,259	22,079,955
Lionel L. Nowell, III	238,195,069	331,301	260,501	22,079,955
Victoria J. Reich	232,730,020	5,810,992	245,859	22,079,955
Suzanne M. Vautrinot	237,174,701	1,366,363	245,807	22,079,955
John J. Zillmer	226,427,635	12,103,167	256,069	22,079,955

The second proposal voted upon was the ratification of the appointment of PricewaterhouseCoopers LLP as Ecolab’s independent registered public accounting firm for the year ending December 31, 2018.  The proposal received the following votes and was approved:

For	Against	Abstain
248,604,446	11,859,144	403,236

The third proposal was a vote to approve, on an advisory basis, the compensation of the executives disclosed in the Proxy Statement. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
218,587,543	19,342,897	856,431	22,079,955

The fourth proposal was a  vote to approve a stockholder proposal requesting an independent board chair. The proposal received the following votes and was not approved:

For	Against	Abstain	Broker Non-Votes
50,664,813	180,292,133	7,829,925	22,079,955

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	(99.1)	Ecolab Inc. News Release dated May 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: May 3, 2019	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary